NUVEEN SYMPHONY LOW VOLATILITY EQUITY FUND

SUPPLEMENT DATED OCTOBER 30, 2013

TO THE PROSPECTUS DATED JANUARY 31, 2013

1.	The section “Fund Summaries—Nuveen Symphony Low Volatility Equity Fund—Fees and Expenses of the Fund—Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.67%	0.67%	0.67%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[3]	3.07%	3.86%	2.59%
Total Annual Fund Operating Expenses	3.99%	5.53%	3.26%
Fee Waivers and/or Expense Reimbursements[4]	(2.96)%	(3.75)%	(2.48)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.03%	1.78%	0.78%

1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Other Expenses have been restated to reflect current contractual fees.
4	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2015 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.80% (1.45% after January 31, 2015) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2015 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

2.	The section “Fund Summaries—Nuveen Symphony Low Volatility Equity Fund—Fees and Expenses of the Fund—Example” is deleted in its entirety and replaced with the following:

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are at the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$674	$181	$80	$674	$181	$80
3 Years	$999	$679	$372	$999	$679	$372
5 Years	$1,363	$1,222	$704	$1,363	$1,222	$704
10 Years	$2,383	$2,704	$1,642	$2,383	$2,704	$1,642

3.	The fifth paragraph of the section “How We Manage Your Money—Who Manages the Fund—Management Fees” is deleted in its entirety and replaced with the following:

Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for the Funds do not exceed the percentages of the average daily net assets listed below of any class of Fund shares.

Nuveen Symphony International Equity Fund	1.13% through January 31, 2014 and 1.38% thereafter
Nuveen Symphony Large-Cap Growth Fund	1.00% through January 31, 2014 and 1.35% thereafter
Nuveen Symphony Low Volatility Equity Fund	0.80% through January 31, 2015 and 1.45% thereafter
Nuveen Symphony Mid-Cap Core Fund	1.15% through January 31, 2014 and 1.40% thereafter

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-SLVEP-1013P